UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                                 AMENDMENT NO. 1

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 8, 2004
                        (Date of earliest event reported)

                             EDISON RENEWABLES, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

           Nevada                 000-27339                88-0343832
           ------                 ---------                ----------
(State or Other Jurisdiction (Commission File No.) (IRS Employer Identification
Incorporation)                                     Number)

             1940 Deer Park Avenue, #390, Deer Park, New York 11729
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (516) 977-3425

     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Change in Edison Renewables, Inc.'s Certifying Accountant.

Dismissal of Abrams & Company, P.C.

     In a Current Report on Form 8-K for an event dated November 8, 2004 which was filed by Edison Renewables, Inc. with the Securities and Exchange Commission on November 12, 2004, Edison Renewables disclosed, among other things, that it had dismissed its certifying accountant Abrams and Company, P.C. ("Abrams and Company") on November 8, 2004.

     The Report indicated that Edison Renewables provided Abrams and Company with a copy of the disclosures in that Report and requested Abrams and Company to furnish to Edison Renewables (within 10 business days after the filing of the report) a letter addressed to the Securities and Exchange Commission regarding whether or not Abrams agrees with the Edison Renewable's statements in the original Current Report on Form 8-K regarding Abrams and Company's report on Edison Renewable's financial statements for the year ended March 31, 2004, and the lack of disagreements between Edison Renewables and Abrams and Company during the years ended March 31, 2003 and 2004.

     Bill Abrams, the sole principal of Abrams and Company passed away on October 25, 2004. Edison Renewables has been unable to communicate with Abrams and Company despite duly diligent attempts to contact Abrams and Company. To Edison Renewables' knowledge there are no other principals of Abrams and Company, and no other persons who are authorized to furnish a letter on behalf of Abrams and Company addressed to the Securities and Exchange Commission regarding whether or not Abrams and Company agrees with the statements contained in the original Current Report on Form 8-K. Accordingly, Edison Renewables is unable to obtain the letter mentioned above.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  January 11, 2005


                                   EDISON RENEWABLES, INC.

                                        /s/ Stephen Young
                                   By: -----------------------------------
                                       Steve Young, Chairman of the Board,
                                       Chief Executive Officer, Chief Financial
                                       Officer, Treasurer